UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2006

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                                0-18348                 06-1209796
(State or other                                (Commission File Number)         (I.R.S. Employer
jurisdiction of incorporation)                                                  Identification No.)


1400 Corporate Center Way, Wellington, Florida                                  33414
(Address of principal executive offices)                                        (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4


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ITEM 7.01.        REGULATION FD DISCLOSURE.
                  ------------------------

     On August 14, 2006, BE Aerospace, Inc. (the "Company") issued a press release announcing its acquisition of New York Fasteners Corp., a privately-held company, for approximately $68 million in cash, which will be funded with borrowings under the Company's senior secured credit facility. New York Fasteners Corp. is a distributor of a wide variety of aerospace fasteners and hardware primarily to the military sector. A copy of the press release is furnished herewith as Exhibit 99.1, attached hereto.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BE AEROSPACE, INC.


                          By  /s/ Thomas P. McCaffrey
                              -------------------------------------------------
                               Name:    Thomas P. McCaffrey
                               Title:   Senior Vice President of Administration
                                        and Chief Financial Officer




Date:    August 14, 2006

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                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibits
-----------         -----------------------
99.1                Press release, dated August 14, 2006, issued by BE
                    Aerospace, Inc. announcing its acquisition of New York
                    Fasteners Corp.